[MFS LOGO]                                                  SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                        JANUARY 31, 2001
WE INVENTED THE MUTUAL FUND(R)

MFS(R) EUROPEAN EQUITY FUND
MFS(R) HIGH YIELD FUND
MFS(R) INCOME FUND
MFS(R) INTERNATIONAL ADR FUND

MFS(R) EUROPEAN EQUITY FUND                              MFS(R) INCOME FUND
MFS(R) HIGH YIELD FUND                                   MFS(R) INTERNATIONAL ADR FUND

TRUSTEES                                                 TREASURER
J. Atwood Ives+ -- Chairman and Chief Executive          James O. Yost*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT TREASURERS
                                                         Mark E. Bradley*
Lawrence T. Perera+ -- Partner, Hemenway & Barnes        Robert R. Flaherty*
(attorneys)                                              Laura F. Healy*
                                                         Ellen Moynihan*
William J. Poorvu+ -- Adjunct Professor, Harvard
University Graduate School of Business                   SECRETARY
Administration                                           Stephen E. Cavan*

Charles W. Schmidt+ -- Private Investor                  ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Arnold D. Scott* -- Senior Executive Vice
President, Director, and Secretary, MFS Investment       CUSTODIAN
Management                                               State Street Bank and Trust Company

Jeffrey L. Shames* -- Chairman and Chief Executive       INVESTOR INFORMATION
Officer, MFS Investment Management                       For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Elaine R. Smith+ -- Independent Consultant               kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
David B. Stone+ -- Chairman, North American              message anytime).
Management Corp. (investment adviser)
                                                         INVESTOR SERVICE
INVESTMENT ADVISER                                       MFS Service Center, Inc.
Massachusetts Financial Services Company                 P.O. Box 2281
500 Boylston Street                                      Boston, MA 02107-9906
Boston, MA 02116-3741
                                                         For general information, call toll free:
DISTRIBUTOR                                              1-800-225-2606 any business day from 8 a.m. to 8
MFS Fund Distributors, Inc.                              p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired, call
                                                         toll free: 1-800-637-6576 any business day from 9
CHAIRMAN AND PRESIDENT                                   a.m. to 5 p.m. Eastern time. (To use this service,
Jeffrey L. Shames*                                       your phone must be equipped with a
                                                         Telecommunications Device for the Deaf.)
PORTFOLIO MANAGERS
John F. Addeo*                                           For share prices, account balances, exchanges, or
Robert J. Manning*                                       stock and bond outlooks, call toll free:
Bernard Scozzafava*                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
DIRECTOR OF INTERNATIONAL
EQUITY RESEARCH                                          WORLD WIDE WEB
David A. Antonelli*                                      www.mfs.com


+ Independent Trustee
* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The first year of the new century was a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. With the year now behind us, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by nearly 30 percentage points for the year ended December 31, 2000.(2)

o The Lehman Brothers Government/Credit Index, a commonly used measure of investment-grade bond performance, delivered a return of 11.85% for the year ended December 31, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the year ended December 31, 2000, 68.5% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a healthy rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see good prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 2001

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

------------
(1) Source: The Wall Street Journal, October 10, 2000.
(2) Source: MFS research. For the year ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, while the Russell 1000 Growth Index returned -22.42%. For the one-, five-, and ten-year periods ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, 16.91%, and 17.37%, respectively; for the same periods, the Russell 1000 Growth Index returned -22.42%, 18.15%, and 17.33%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(3) For the year ended December 31, 2000, the Dow Jones Industrial Average returned -4.85%, the Standard & Poor's 500 Composite Index returned -9.10%, and the NASDAQ Composite Index returned -39.29%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

MFS EUROPEAN EQUITY FUND

Dear Shareholders,

For the six months ended January 31, 2001, the fund's Class A and Class I shares each provided a total return of -4.01%, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges. This compares to a -3.68% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index. The MSCI Europe Index is an unmanaged, market-capitalization-weighted total return index of European stock funds. The index measures the performance of stock markets in Austria, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, Ireland, Portugal, and the United Kingdom, listed in local currency. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -8.28%.

We manage the fund by employing a bottom-up, research-intensive strategy. Our European equity analysts construct the portfolio, and it is their objective to find the best stocks within their respective industries. The analysts then meet to decide the industry weightings based on the attractiveness of each stock selection. Therefore, we think the strongest contributor to our performance over the long haul is the ability of our European equity analysts to identify what they feel are good companies, as opposed to focusing the fund's assets on individual countries, industries, or sectors. As such, the fund's largest holdings tend to reflect individual stock ideas rather than revealing a particular sector or regional view.

During the period just ended, we found good investment ideas across a wide range of sectors, including health care, financial services, energy and energy-related stocks, plus leisure and basic materials. We had anticipated that market strength would broaden into these more traditional areas, as investors became more concerned about valuations in technology and telecommunications in the wake of the dramatic selloff in those sectors that began in the spring of 2000. We capitalized on this renewed investor interest in the broader market by tapping into opportunities that ultimately helped boost the fund's performance relative to our Lipper peers.

A handful of companies across various sectors were particularly significant contributors to fund performance. One noteworthy stock in the basic materials sector was Syngenta, an agrochemical company that was spun off by two other pharmaceutical companies. In the financial services area, HSBC, a leading global banking franchise, and ING Groep, a Dutch financial services company that has successfully consolidated European and U.S. banks, were also strong performers during the period. All three of these companies represented good examples of how our fundamental, bottom-up research approach helped us to identify investment opportunities.

Some of our most positive performance during the period came from health care stocks. As investors began to shift out of technology and telecommunications stocks and into more defensive areas due to concerns about future growth prospects for the tech and telecom sectors, a good portion of their money found its way into health care. Our investments in health care names such as Synthes-Stratec, a Swiss medical devices company, plus several other quality names including Novartis, Sanofi-Synthelabo, and Jomed benefited from this shift and aided the fund's relative performance. Novartis in particular stood out as a buying opportunity, given what we felt was its very attractive valuation and earnings growth profile.

In some ways, the fund's relative performance was also helped by our avoidance of certain stocks. This was particularly true in the technology and telecommunications sectors. We shied away from owning Nokia and Ericsson, both large components of the MSCI Europe Index, during what was an especially difficult time for these companies. During the period, we were generally underweighted in technology and telecommunications stocks, particularly the telecommunications equipment companies. The entire mobile phone industry in Europe appears to us to be maturing, and we believe this maturation process will produce a difficult operating environment going forward for telecom equipment firms.

While we do feel the market for telecommunications infrastructure has good long-term growth prospects, we believe it will continue to undergo tough times in the near term because the telecommunications operators themselves have been financially constrained. Given that the levels of debt in the telecommunications sector have been very high, and, more importantly, the revenue models for these companies have been as yet relatively unproven, we continue to have a cautious short-term outlook for this sector.

Overall, we believe that the excessive preference for growth versus value stocks that marked the run up in technology during 1999 and early 2000 has turned around somewhat. Actually, since last year value stocks have tended to outperform growth stocks to a certain extent. That hasn't really impacted our strategy, because on balance, we have taken a more defensive position -- this approach began even prior to the March 2000 correction in technology. Our more defensive approach was likely a net positive factor relative to other funds in our peer group.

However, despite the fund's somewhat defensive position, we still continue to own several aggressive, growth-oriented names, because our analysts believe in their long-term growth prospects. Examples of these holdings include SAP, a German software company, and Koninklijke Philips, a Dutch electronics company.

Looking ahead, we do not intend to change our basic approach, which tends to favor a bias toward companies that are in growth industries, have strong management teams, and are trading at what we think are attractive valuations. The fund's investment strategy will continue to be driven by many individual investment ideas unearthed by our intensive research process, rather than by a single outlook or macroeconomic view.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of International Equity Research

The committee of MFS international equity analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

MFS HIGH YIELD FUND

Dear Shareholders,
For the six months ended January 31, 2001, the fund's Class A shares provided a total return of 6.40%, while the Class I shares returned 6.50%. These returns assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a 1.03% return for the fund's benchmark, the Salomon Brothers High Yield Market Index (the Salomon Index), an unmanaged index of below-investment-grade debt issued by corporations domiciled in the United States or Canada. During the same period, the average high current yield fund tracked by Lipper Inc., returned -1.43%.

It continued to be a tough environment for high-yield securities, marked by concerns about corporate earnings, rising default rates, and little liquidity in the financial markets. However, the fund was able to produce significantly better results than the Salomon Index and its Lipper category average due in large part to our equity holdings and favorable security selection among our high-yield bond positions.

We believe our equity team did a fine job of identifying securities poised to outperform the broader market during a period of extreme volatility and uncertainty. Significant exposure to oil services, natural gas, and exploration and production companies produced strong results in the energy sector. Strong stock selection within the financial services sector also proved beneficial, including large holdings in life insurance, property and casualty insurance companies, annuity providers, and asset management companies, all of which boosted performance due to accelerating earnings growth. Finally, our significant underweighting in technology stocks also aided relative performance.

On the high-yield bond side of the portfolio, we were quick to realize that the economy and corporate earnings were slowing during the period. In response, we started to move money out of the more cyclical and economically sensitive sectors such as steel, paper packaging, and general manufacturing. We also increased our exposure to the energy and gaming sectors early in the period to take advantage of the strong business fundamentals and accelerating cash flows in these sectors. Both of these moves worked well for the fund; however, we began to take some profits in the energy sector in order to take advantage of attractive valuations, high yields, and growth potential in some other sectors of the market such as telecommunications and media.

As we enter a new year, it's difficult to rule out further volatility in the short term, given the uncertain economic environment, but the rally that began in mid-December 2000 has continued into the new year, providing some much-needed momentum in the high-yield marketplace. While it's difficult to determine if this recovery can continue to pick up steam, the yield difference between noninvestment-grade debt and Treasuries remains wide, making the yields on high-income bonds very attractive relative to other fixed-income securities. In addition, although we are cautious in the short run, we believe a series of interest rate cuts eventually will spur an economic recovery and help boost corporate earnings. Historically, high-yield bonds have tracked corporate earnings and profits, so we believe the environment will improve for the fund and for the market.

    Respectfully,

/s/ John F. Addeo                                   /s/ Robert J. Manning

    John F. Addeo                                       Robert J. Manning
    Portfolio Manager                                   Portfolio Manager

MFS INCOME FUND

Dear Shareholders,
For the six months ended January 31, 2001, Class A shares of the fund provided a total return of 4.11% and Class I shares 3.91%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -1.03% return over the same period for the fund's benchmark, the Salomon Brothers High Yield Market Index (the Salomon Index), an unmanaged index consisting of complete universes of government bonds with remaining maturities of at least five years. During the same period, the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -1.43%.

During most of the period, high-yield bond prices continued to fall in response to investors' concerns about rising corporate defaults. Toward the end of the period, the annualized default rate in the high-yield bond market was approximately 5%, up from 4% in 1999, and well above its historic average of 3%. Despite the poor market environment, our conservative approach to managing the fund aided our performance versus the Salomon Index and the Lipper category average.

In addition to not owning non-rated bonds or bonds rated below "B-", which were more adversely affected during the market's downturn, we also benefited from good security selection, as we avoided a number of high-profile defaults that plagued the high-yield market. We have not experienced a single defaulted issue in the portfolio since the fund's inception in August of 1999.

Our holding in Voicestream provided a boost to performance following Deutsche Telecom's announcement to buy the company. Another holding that contributed to performance was U.S. Can, which benefited from strong financial results and tendered its bonds at a significant premium. After closely examining the business outlook at Polaroid, we avoided a potential loss by selling our position in Polaroid bonds early in the period, as the bonds' prices subsequently fell.

Recently, we've seen investors begin to return to the high-yield market, lured by attractive yields and, in many cases, solid fundamental business outlooks and strong cash flows. While the interest rate environment has improved, corporate earnings have slowed, and consumer confidence has fallen. These factors make it difficult to rule out further volatility and potential weakness in the high-yield market. As a result, we continue to favor high- quality and defensive issues in sectors such as gaming, and media and broadcasting. In addition, given the rise in the market's default rate, we believe it's important to maintain a well-diversified portfolio in an effort to reduce the potential downside risk to the fund.

    Respectfully,

/s/ Bernard Scozzafava

    Bernard Scozzafava
    Portfolio Manager

MFS INTERNATIONAL ADR FUND

Dear Shareholders,
The fund commenced investment operation on December 29, 2000. The portfolio is constructed by our international equity analysts, whose objective is to find what we believe are the best foreign investments offered as American Depositary Receipts (ADRs). Our team of analysts meets regularly to decide industry weightings based on the attractiveness of each stock selection. The fund's country allocation is an offshoot of the portfolio construction, with stock picking being the main driver. We are not driven by any particular investment style or market capitalization, but our bias is towards companies in growth industries, with strong managements, and that have been trading at attractive valuations. This philosophy led us to some interesting growth stocks and also helped us reduce downside risk to the portfolio during a very volatile month for equities.

Despite the challenging environment for international equity markets since the fund has commenced operations, we've found what we believed were compelling investment opportunities across a broad range of sectors including financial services, utilities, health care, technology, and energy. Within financial services, we've focused on insurance companies such as ING Groep and regional banks such as HSBC Holdings. Other large holdings included wireless telecommunications company Vodafone, pharmaceutical company Novartis, and energy and gas company Total Fina. In each case, we felt that these companies offered dominant franchises, strong growth outlooks, and earnings reliability, which we believe has been especially important in a volatile and weak market environment.

    Respectfully,
/s/ David A. Antonelli

    David A. Antonelli
    Director of International Equity Research

The committee of MFS international equity analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. These risks may increase share price volatility. See the prospectus for details.

The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

The opinions expressed in this report are those of the portfolio managers and the Director of International Equity Research, and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and/or Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results include the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

MFS EUROPEAN EQUITY FUND(1)(3)(4)

TOTAL RATES OF RETURN THROUGH JANUARY 31, 2001

CLASS A
                                                 6 Months     1 Year      Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         - 4.01%     + 9.03%    +27.80%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --      + 9.03%    +17.82%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                             --      + 2.76%    +13.25%
-------------------------------------------------------------------------------

CLASS I
                                                 6 Months     1 Year      Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         - 4.01%     + 8.83%    +28.80%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --      + 8.83%    +18.47%
-------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, August 3, 1999, through January 31, 2001.

MFS HIGH YIELD FUND(1)(2)

TOTAL RATES OF RETURN THROUGH JANUARY 31, 2001

CLASS A

                                                 6 Months      1 Year      Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         + 6.40%     +11.70%    +19.16%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --      +11.70%    +12.43%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                             --      + 6.39%    + 8.83%
-------------------------------------------------------------------------------

CLASS I
                                                 6 Months      1 Year     Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         + 6.50%     +12.01%    +19.23%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --      +12.01%    +12.50%
-------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, August 3, 1999, through January 31, 2001.

MFS INCOME FUND(1)(2)

TOTAL RATES OF RETURN THROUGH JANUARY 31, 2001

CLASS A
                                                 6 Months    1 Year      Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         + 4.11%     + 6.55%    + 9.12%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --      + 6.55%    + 6.01%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                             --      + 1.49%    + 2.61%
-------------------------------------------------------------------------------

CLASS I
                                                 6 Months    1 Year      Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         + 3.91%     + 6.02%    + 9.42%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --      + 6.02%    + 6.22%
-------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, August 3, 1999, through January 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

RISK CONSIDERATIONS

(1) Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns, but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

(2) Investments in lower-rated securities may provide greater returns, but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

(3) The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. These risks may increase share price volatility. See the prospectus for details.

(4) By concentrating on one industry rather than diversifying among several, the portfolio is more susceptible to greater adverse economic or regulatory developments than a portfolio that invests more broadly. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2001

MFS EUROPEAN EQUITY FUND

Stocks - 96.7%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES              VALUE
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 92.2%
  Denmark - 2.5%
    Danske Bank (Banks and Credit Cos.)*                                       930             $ 16,194
-------------------------------------------------------------------------------------------------------
  France - 13.0%
    Alcatel Co. (Telecommunications)*                                          180             $ 10,682
    April Group (Insurance)                                                     18                3,351
    Axa (Insurance)                                                             65                8,943
    Natexis Co. (Financial Services)*                                           63                5,835
    Sanofi-Synthelabo S.A. (Pharmaceuticals)                                   185               10,660
    Societe Television Francaise 1 (Broadcasting)*                             193                9,882
    Technip S.A. (Construction)                                                106               14,752
    Total Fina S.A. (Oils)                                                     140               20,657
                                                                                               --------
                                                                                               $ 84,762
-------------------------------------------------------------------------------------------------------
  Germany - 10.9%
    Deutsche Telekom AG (Telecommunications)*                                  200             $  6,701
    Fielmann AG, Preferred (Retail)                                             70                2,490
    Fresenius AG (Medical Supplies)                                             20                4,915
    Fresenius AG, Preferred (Medical Supplies)                                 155                7,085
    GFT Technologies AG (Computer Software - Systems)                           39                1,381
    Henkel KGaA (Chemicals)                                                    176               11,837
    Porsche AG (Automotive)                                                      1                3,193
    ProSieben Media AG, Preferred (Broadcasting)*                              580               19,653
    SAP AG, Preferred (Computer Software - Systems)                             72               14,075
                                                                                               --------
                                                                                               $ 71,330
-------------------------------------------------------------------------------------------------------
  Ireland - 1.0%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)                       1,900             $  6,414
-------------------------------------------------------------------------------------------------------
  Italy - 3.1%
    Acotel Group S.p.A. (Telecommunications)*+                                  20             $  2,071
    Banca Intesa S.p.A. (Financial Services)                                 1,830                8,944
    Banca Monte dei Paschi di Siena S.p.A. (Banks and Credit Cos.)           1,850                8,731
    Beni Stabili S.p.A. (Real Estate)                                          910                  497
                                                                                               --------
                                                                                               $ 20,243
-------------------------------------------------------------------------------------------------------
  Netherlands - 20.6%
    ABN Amro Holdings N.V. (Finance)*                                          412             $ 10,662
    Akzo Nobel N.V. (Chemicals)                                                390               18,861
    Completel Europe N.V. (Telecommunications)*                                195                1,193
    Fugro N.V. (Engineering)*                                                   94                5,823
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*                    183                5,119
    ING Groep N.V. (Financial Services)*                                       428               32,735
    Jomed N.V. (Medical and Health Products)*                                   65                3,583
    Koninklijke (Royal) Philips Electronics N.V. (Electronics)*                292               11,243
    KPN N.V. (Telecommunications)*                                             389                6,464
    Libertel N.V. (Cellular Telecommunications)*                               791                8,689
    Royal Dutch Petroleum Co. ADR (Oils)                                       404               24,291
    VNU N.V. (Publishing)*                                                     110                5,683
                                                                                               --------
                                                                                               $134,346
-------------------------------------------------------------------------------------------------------
  Spain - 1.0%
    Cortefiel S.A. (Retail)                                                     55             $    954
    Iberdrola S.A. (Utilities - Electric)                                      400                5,455
                                                                                               --------
                                                                                               $  6,409
-------------------------------------------------------------------------------------------------------
  Sweden - 1.7%
    Saab AB, "B" (Aerospace)                                                 1,377             $ 11,146
-------------------------------------------------------------------------------------------------------
  Switzerland - 10.7%
    Julius Baer Holdings Ltd. (Banks and Credit Cos.)                            1             $  5,342
    Leica Geosystems AG (Electronics)*                                          13                4,213
    Nestle S.A. (Food and Beverage Products)                                     4                8,492
    Novartis AG (Pharmaceuticals)                                               13               22,055
    Syngenta AG (Chemicals)*                                                   265               15,981
    Synthes-Stratec, Inc. (Medical and Health Products)*                        20               13,580
                                                                                               --------
                                                                                               $ 69,663
-------------------------------------------------------------------------------------------------------
  United Kingdom - 27.7%
    Bank of Scotland (Banks and Credit Cos.)*                                  820             $  8,807
    BP Amoco PLC (Oils)*                                                     1,183               10,173
    British Telecommunications PLC (Telecommunications)*                       705                7,335
    CGNU PLC (Insurance)*                                                      741               10,850
    COLT Telecom Group PLC (Telecommunications)                                191                5,362
    Diageo PLC (Food and Beverage Products)*                                 1,533               14,729
    HSBC Holdings PLC (Banks and Credit Cos.)*                               2,311               35,932
    HSBC Holdings PLC, HK REG (Banks and Credit Cos.)*                         404                6,294
    Next PLC (Retail)                                                          863                9,811
    Reed International PLC (Publishing)                                        800                7,780
    Reuters Group PLC (Business Services)                                      927               14,969
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                        393                9,344
    Standard Chartered PLC (Banks and Credit Cos.)*                            300                4,888
    Vodafone Group PLC (Telecommunications)*                                 9,632               34,062
                                                                                               --------
                                                                                               $180,336
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                           $600,843
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 4.5%
  Advertising - 0.7%
    Omnicom Group, Inc.                                                         50             $  4,565
-------------------------------------------------------------------------------------------------------
  Internet - 0.4%
    VIA Net.Works, Inc.*                                                       300             $  2,513
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    Pharmacia Corp.                                                            231             $ 12,941
-------------------------------------------------------------------------------------------------------
  Telecommunications - 1.4%
    NTL, Inc.*                                                                 242             $  9,440
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                              $ 29,459
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $595,100)                                                  $630,302

Other Assets, Less Liabilities - 3.3%                                                            21,570
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $651,872
-------------------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2001

MFS HIGH YIELD FUND

Bonds - 67.6%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 60.8%
  Aerospace - 2.0%
    K & F Industries, Inc., 9.25s, 2007                                     $   25           $   24,500
-------------------------------------------------------------------------------------------------------
  Building - 1.9%
    Building Materials Corp., 8.625s, 2006                                  $   25           $    9,250
    Formica Corp., 10.875s, 2009                                                25               13,250
                                                                                             ----------
                                                                                             $   22,500
-------------------------------------------------------------------------------------------------------
  Chemicals - 3.8%
    Huntsman ICI Chemicals, Inc., 10.125s, 2009                             $   25           $   25,875
    Sovereign Specialty Chemicals, 11.875s, 2010                                20               19,500
                                                                                             ----------
                                                                                             $   45,375
-------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 5.4%
    Applied Extrusion Technologies, Inc., 11.5s, 2002                       $   25           $   18,750
    Gaylord Container Corp., 9.75s, 2007                                        25               17,500
    Riverwood International Corp., 10.875s, 2008                                25               24,250
    United States Can Corp., 12.375s, 2010##                                     5                5,200
                                                                                             ----------
                                                                                             $   65,700
-------------------------------------------------------------------------------------------------------
  Energy - 1.3%
    Gothic Production Corp., 11.125s, 2005                                  $   15           $   16,050
-------------------------------------------------------------------------------------------------------
  Gaming and Hotels - 5.9%
    Hollywood Park, Inc., 9.25s, 2007                                       $   25           $   24,750
    MGM Grand, Inc., 9.75s, 2007                                                20               21,200
    Station Casinos Inc., 9.875s, 2010                                          25               26,000
                                                                                             ----------
                                                                                             $   71,950
-------------------------------------------------------------------------------------------------------
  Industrial - 2.9%
    Allied Waste North America, Inc., 7.625s, 2006                          $   10           $    9,675
    Allied Waste North America, Inc., 10s, 2009                                 10               10,100
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                        25               15,000
                                                                                             ----------
                                                                                             $   34,775
-------------------------------------------------------------------------------------------------------
  Media - 8.9%
    Adelphia Communications Corp., 8.375s, 2008                             $   25           $   23,250
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011                  40               26,800
    Classic Cable, Inc., 10.5s, 2010                                            25               10,875
    Echostar Broadband Corp., 10.375s, 2007##                                   10               10,450
    Granite Broadcasting Corp., 10.375s, 2005                                   23               15,180
    NTL Communications Corp., 0s to 2003, 12.375s to 2006                       35               21,350
                                                                                             ----------
                                                                                             $  107,905
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.9%
    Commonwealth Aluminum Corp., 10.75s, 2006                               $   25           $   22,875
-------------------------------------------------------------------------------------------------------
  Retail - 1.8%
    Duane Reade, Inc., 9.25s, 2008                                          $   25           $   21,500
-------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.9%
    Blount, Inc., 13s, 2009                                                 $   15           $   11,250
-------------------------------------------------------------------------------------------------------
  Supermarkets
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                      $   25           $      469
-------------------------------------------------------------------------------------------------------
  Telecommunications - 23.2%
    Centennial Cellular Operating Co., 10.75s, 2008                         $   25           $   25,000
    Crown Castle International Corp., 10.75s, 2011                              25               26,750
    Exodus Communications, Inc., 10.75s, 2009                                   15               14,175
    Focal Communications Corp., 11.875s, 2010                                   25               22,000
    ITC Deltacom, Inc., 9.75s, 2008                                             25               20,000
    Leap Wireless International, Inc. 0s to 2005, 14.5 to 2010                  20                5,600
    Level 3 Communications, Inc., 9.125s, 2008                                  25               22,313
    McCaw International Ltd. 0s to 2002, 13s to 2007                            35               23,712
    Nextlink Communications, Inc., 10.75s, 2009                                 25               23,125
    PSINET, Inc., 11s, 2009                                                     25                7,000
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                      45               28,462
    Time Warner Telecommunications LLC, 9.75s, 2008                             25               24,750
    Voicestream Wireless Corp., 10.375s, 2009                                   15               17,100
    Worldwide Fiber, Inc., 12s, 2009                                            25               21,750
                                                                                             ----------
                                                                                             $  281,737
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    AES Corp., 8.75s, 2002                                                  $   10           $   10,275
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $  736,861
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 6.8%
  Belgium - 1.0%
    Hermes Europe Railtel B.V., 10.375s, 2009 (Telecommunications)          $   25           $   11,750
-------------------------------------------------------------------------------------------------------
  Canada - 1.0%
    GT Group Telecom Inc., 0s to 2005, 13.25 to 2010
      (Telecommunications)                                                  $   25           $   12,375
-------------------------------------------------------------------------------------------------------
  Germany - 2.1%
    Callahan Nordrhein, 14s, 2010 (Media)##                                 $   25           $   25,000
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.6%
    Versatel Telecom B.V., 13.25s, 2008 (Telecommunications)                $   25           $   20,000
-------------------------------------------------------------------------------------------------------
  United Kingdom - 1.1%
    Ono Finance PLC, 13s, 2009 (Media)                                      $   15           $   13,500
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $   82,625
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $982,714)                                                      $  819,486
-------------------------------------------------------------------------------------------------------

Stocks - 28.4%
-------------------------------------------------------------------------------------------------------
                                                                            SHARES
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 28.4%
  Agricultural Products - 0.6%
    AGCO Corp.                                                                 640           $    7,674
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.2%
    Compaq Computer Corp.                                                      635           $   15,056
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.2%
    Fortune Brands, Inc.                                                       160           $    5,122
    Visteon Corp.                                                            1,500               21,225
                                                                                             ----------
                                                                                             $   26,347
-------------------------------------------------------------------------------------------------------
  Containers - 10.3%
    Ivex Packaging Corp.*                                                    4,760           $   51,455
    Owens Illinois, Inc.*                                                    8,920               73,144
                                                                                             ----------
                                                                                             $  124,599
-------------------------------------------------------------------------------------------------------
  Electronics - 0.6%
    Intel Corp.                                                                200           $    7,400
-------------------------------------------------------------------------------------------------------
  Energy - 1.8%
    Devon Energy Corp.                                                         390           $   21,372
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.7%
    Freddie Mac Corp.                                                          135           $    8,235
-------------------------------------------------------------------------------------------------------
  Machinery - 1.5%
    Deere & Co., Inc.                                                          410           $   17,597
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.1%
    Cytyc Corp.*                                                               205           $   13,530
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.7%
    Alcoa, Inc.                                                                240           $    8,818
-------------------------------------------------------------------------------------------------------
  Oil Services - 1.4%
    BJ Services Co.*                                                           115           $    9,002
    Noble Drilling Corp.*                                                      190                8,573
                                                                                             ----------
                                                                                             $   17,575
-------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Apache Corp.                                                                90           $    5,184
-------------------------------------------------------------------------------------------------------
  Retail - 2.8%
    Office Depot, Inc.*                                                      3,420           $   34,268
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Kroger Co.*                                                                720           $   17,676
-------------------------------------------------------------------------------------------------------
  Telecommunications - 1.6%
    Lucent Technologies, Inc.                                                  560           $   10,416
    Motorola, Inc.                                                             375                8,554
                                                                                             ----------
                                                                                             $   18,970
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks (Identified Cost, $236,891)                                                $  344,301
-------------------------------------------------------------------------------------------------------

Warrants - 0.1%
-------------------------------------------------------------------------------------------------------
    GT Group Telecom Inc.                                                       25           $    1,406
    Leap Wireless International, Inc.                                           20                  240
-------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $2,270)                                                     $    1,646
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,221,875)                                              $1,165,433

Other Assets, Less Liabilities - 3.9%                                                            46,743
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,212,176
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2001

MFS INCOME FUND

Bonds - 85.9%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 78.2%
  Aerospace - 4.4%
    BE Aerospace, Inc., 8s, 2008                                            $   25           $   24,312
    K & F Industries, Inc., 9.25s, 2007                                         25               24,500
                                                                                             ----------
                                                                                             $   48,812
-------------------------------------------------------------------------------------------------------
  Building - 2.5%
    American Standard, Inc., 7.375s, 2008                                   $    5           $    4,813
    Building Materials Corp., 8s, 2007                                          25                9,250
    MMI Products, Inc., 11.25s, 2007                                             5                5,000
    Nortek, Inc., 9.25s, 2007                                                    5                4,925
    Williams Scotsman, Inc., 9.875s, 2007                                        5                4,300
                                                                                             ----------
                                                                                             $   28,288
-------------------------------------------------------------------------------------------------------
  Business Services - 2.7%
    Flextronics International Ltd., 9.875s, 2010##                          $   10           $   10,625
    Iron Mountain, Inc., 8.75s, 2009                                            10               10,150
    Unisys Corp., 7.875s, 2008                                                  10                9,425
                                                                                             ----------
                                                                                             $   30,200
-------------------------------------------------------------------------------------------------------
  Chemicals - 3.2%
    Huntsman ICI Chemicals, 10.125s, 2009                                   $   15           $   15,525
    Lyondell Chemical Co., 9.625s, 2007                                         10               10,200
    Sterling Chemicals, Inc., 12.375s, 2006                                     10                9,700
                                                                                             ----------
                                                                                             $   35,425
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.0%
    Kindercare Learning Centers, Inc., 9.5s, 2009                           $   10           $    9,400
    Simmons Co., 10.25s, 2009                                                    5                4,913
    Westpoint Stevens, Inc., 7.875s, 2008                                       10                7,700
                                                                                             ----------
                                                                                             $   22,013
-------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 5.7%
    Ball Corp., 8.25s, 2008                                                 $   25           $   24,750
    Buckeye Cellulose Corp., 8.5s, 2005                                         25               24,312
    Silgan Holdings, Inc., 9s, 2009                                             10                9,250
    U.S. Can Corp., 12.375s, 2010##                                              5                5,200
                                                                                             ----------
                                                                                             $   63,512
-------------------------------------------------------------------------------------------------------
  Energy - 7.9%
    Grant Prideco, Inc., 9.625s, 2007##                                     $    5           $    5,250
    Gulfmark Offshore, Inc., 8.75s, 2008                                        10                9,838
    HS Resources, Inc., 9.25s, 2006                                             10               10,150
    Ocean Energy, Inc., 8.875s, 2007                                            10               10,708
    P&L Coal Holdings Corp., 8.875s, 2008                                       25               25,938
    Pioneer Natural Resources Co., 9.625s, 2010                                 10               10,825
    R & B Falcon Corp., 9.5s, 2008                                               5                5,650
    Triton Energy Ltd., 8.875s, 2007                                            10               10,200
                                                                                             ----------
                                                                                             $   88,559
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.4%
    Willis Corroon Corp., 9s, 2009                                          $    5           $    4,650
-------------------------------------------------------------------------------------------------------
  Gaming and Hotels - 9.2%
    Boyd Gaming Corp., 9.5s, 2007                                           $   25           $   22,000
    Circus Circus Enterprises, Inc., 9.25s, 2005                                25               24,875
    HMH Properties, Inc., 8.45s, 2008                                            5                4,988
    MGM Grand, Inc., 9.75s, 2007                                                10               10,600
    MGM Grand, Inc., 8.375s, 2011                                                5                4,987
    Park Place Entertainment Corp., 8.875s, 2008                                25               25,500
    Station Casinos, Inc., 9.875s, 2010                                         10               10,400
                                                                                             ----------
                                                                                             $  103,350
-------------------------------------------------------------------------------------------------------
  Industrial - 2.1%
    Allied Waste North America, Inc., 7.625s, 2006                          $   10           $    9,675
    Hayes Wheels International, Inc., 9.125s, 2007                               5                3,300
    Lear Corp., 8.25s, 2002                                                     10               10,005
                                                                                             ----------
                                                                                             $   22,980
-------------------------------------------------------------------------------------------------------
  Media - 19.1%
    Century Communications Corp., 9.5s, 2005                                $   25           $   24,000
    Chancellor Media Corp., 8s, 2008                                            25               25,469
    Charter Communications Holdings, 8.25s, 2007                                25               24,125
    CSC Holdings, Inc., 8.125s, 2009                                            25               25,867
    Echostar DBS Corp., 9.375s, 2009                                            25               25,688
    Hollinger International Publishing, 9.25s, 2007                             25               25,375
    Insight Midwest, 9.75s, 2009                                                25               25,937
    NTL, Inc., 10s, 2007                                                        10                9,175
    Primedia, Inc., 7.625s, 2008                                                25               23,500
    Young Broadcasting, Inc., 8.75s, 2007                                        5                4,825
                                                                                             ----------
                                                                                             $  213,961
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.1%
    Fresenius Medical Care Capital Trust, 7.875s, 2008                      $   10           $    9,700
    Tenet Healthcare Corp., 8.125s, 2008                                        25               25,281
    The Healthcare Co., 8.75s, 2010                                             10               10,600
                                                                                             ----------
                                                                                             $   45,581
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.4%
    AK Steel Holdings Corp., 9.125s, 2006                                   $    5           $    4,850
-------------------------------------------------------------------------------------------------------
  Telecommunications - 14.5%
    Crown Castle International Corp., 10.75s, 2011                          $   10           $   10,700
    Focal Communications Corp., 11.875s, 2010                                   25               22,000
    Level 3 Communications, Inc., 9.125s, 2008                                  25               22,312
    Metromedia Fiber Network, Inc., 10s, 2008                                    5                4,650
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                      20               15,500
    Nextlink Communications, Inc., 10.75s, 2009                                 25               23,125
    PSINet, Inc., 11s, 2009                                                     25                7,000
    Telecorp PCS, Inc., 10.625s, 2010                                           10               10,500
    Time Warner Telecommunications LLC, 9.75s, 2008                             25               24,750
    Voicestream Wireless Corp., 10.375s, 2009                                   15               17,100
    Williams Communications Group, 11.7s, 2008                                   5                4,675
                                                                                             ----------
                                                                                             $  162,312
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $  874,493
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 7.7%
  Bermuda - 0.9%
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                                  $   10           $   10,075
-------------------------------------------------------------------------------------------------------
  Netherlands - 3.7%
    KPNQwest B.V., 8.125s, 2009 (Telecommunications)                        $   25           $   22,875
    United Pan-Europe Commerce N.V., 11.25s, 2010 (Media)                       25               19,000
                                                                                             ----------
                                                                                             $   41,875
-------------------------------------------------------------------------------------------------------
  United Kingdom - 3.1%
    Energis PLC, 9.75s, 2009 (Telecommunications)                           $   25           $   24,500
    Telewest Communications PLC, 9.625s, 2006 (Media)                           10                9,600
                                                                                             ----------
                                                                                             $   34,100
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $   86,050
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $995,250)                                                      $  960,543
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 11.4%
-------------------------------------------------------------------------------------------------------

    Goldman Sachs, dated 1/31/01, due 2/1/01, total to be
      received $127,020 (secured by various U.S. Treasury
      and Federal Agency obligations in a jointly traded
      account), at Cost                                                     $  127           $  127,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,122,250)                                              $1,087,543

Other Assets, Less Liabilities - 2.7%                                                            30,411
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,117,954
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2001

MFS INTERNATIONAL ADR FUND

Stocks - 97.5%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                        SHARES              VALUE
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 93.5%
  Australia - 5.4%
    Australia & New Zealand Banking Group Ltd. (Banks and Credit Cos.)         258           $   10,578
    BHP Ltd. (Mining)                                                          272                5,649
                                                                                             ----------
                                                                                             $   16,227
-------------------------------------------------------------------------------------------------------
  Canada - 4.2%
    AT&T Canada, Inc. (Telecommunications)*                                    106           $    3,246
    BCE, Inc. (Telecommunications)                                             271                7,740
    Nortel Networks Corp. (Telecommunications)                                  42                1,606
                                                                                             ----------
                                                                                             $   12,592
-------------------------------------------------------------------------------------------------------
  China - 1.3%
    China Mobile Ltd. (Cellular Telecommunications)*                           125           $    3,982
-------------------------------------------------------------------------------------------------------
  Denmark - 2.3%
    Danske Bank (Banks and Credit Cos.)*                                       397           $    6,901
-------------------------------------------------------------------------------------------------------
  France - 8.9%
    Alcatel S.A. (Telecommunications)                                          152           $    8,892
    Axa (Insurance)                                                            105                7,219
    Havas Advertising S.A. (Advertising)*                                      215                3,118
    Total Fina S.A. (Oils)                                                     105                7,717
                                                                                             ----------
                                                                                             $   26,946
-------------------------------------------------------------------------------------------------------
  Germany - 5.6%
    Deutsche Telekom AG (Utilities - Telephone)                                110           $    3,668
    Fresenius Medical Care AG (Medical Products)                               425                6,462
    SAP AG (Computer Software - Services)                                      143                6,813
                                                                                             ----------
                                                                                             $   16,943
-------------------------------------------------------------------------------------------------------
  Italy - 1.7%
    San Paolo - IMI S.p.A. (Banks and Credit Cos.)                             152           $    5,121
-------------------------------------------------------------------------------------------------------
  Japan - 12.2%
    Canon, Inc. (Special Products and Services)                                268           $   10,023
    Eisai Co., Ltd. (Pharmaceuticals)                                          184                4,668
    Honda Motor Co., Ltd. (Automotive)                                         119                9,110
    NTT DoCoMo, Inc. (Telecommunications)                                       93                8,957
    Secom Co., Ltd (Security Services)                                          31                4,004
                                                                                             ----------
                                                                                             $   36,762
-------------------------------------------------------------------------------------------------------
  Netherlands - 17.5%
    ABN AMRO Holding N.V. (Banks and Credit Cos.)                              213           $    5,498
    Akzo Nobel N.V. (Chemicals)                                                177                8,584
    Hunter Douglas N.V. (Building Products)                                    240                1,677
    ING Groep N.V. (Financial Services)                                        185               14,162
    Koninklijke (Royal) KPN N.V. (Telecommunications)                          123                2,031
    Konnklijke (Royal) Philips Electronics N.V. (Electronics)*                 180                6,876
    Royal Dutch Petroleum Co. (Oils)                                           181               10,923
    VNU N.V. (Publishing)                                                       63                3,251
                                                                                             ----------
                                                                                             $   53,002
-------------------------------------------------------------------------------------------------------
  Singapore - 1.7%
    DBS Group Holdings Ltd (Banks and Credit Cos.)                             114           $    5,126
-------------------------------------------------------------------------------------------------------
  Switzerland - 9.7%
    Nestle S.A. (Food and Beverages)                                            70           $    7,419
    Novartis AG (Pharmaceuticals)                                              347               14,862
    Syngenta AG (Chemicals)*                                                   570                6,926
                                                                                             ----------
                                                                                             $   29,207
-------------------------------------------------------------------------------------------------------
  United Kingdom - 23.0%
    BP Amoco PLC (Oils)                                                        124           $    6,386
    British Telecommunications PLC (Telecommunications)                         47                4,977
    COLT Telecom Group PLC (Telecommunications)*                                30                3,294
    Diageo PLC (Food and Beverages)                                            248                9,548
    HSBC Holdings PLC (Banks and Credit Cos.)                                  206               16,006
    Reed International PLC (Publishing)                                        191                7,640
    Reuters Group PLC (Business Services)                                       75                7,266
    Vodafone Group PLC (Telecommunications)                                    407               14,233
                                                                                             ----------
                                                                                             $   69,350
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $  282,159
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 4.0%
  Oils - 1.7%
    Santa Fe International Corp.                                               153           $    5,187
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 2.3%
    Pharmacia Corp.                                                            120           $    6,722
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $   11,909
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $294,051)                                                     $  294,068
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.3%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank Consolidated Discount Note, due 2/01/01        $    4           $    4,000
    Federal Home Loan Bank Consolidated Discount Note, due 2/01/01               2                2,000
    Federal National Mortgage Association Discount Notes, due 2/01/01            1                1,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $    7,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $301,051)                                                $  301,068

Other Assets, Less Liabilities - 0.2%                                                               607
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $  301,675
-------------------------------------------------------------------------------------------------------
Portfolio Footnotes:

 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    EUROPEAN
                                                      EQUITY            HIGH YIELD                INCOME       INTERNATIONAL
                                                        FUND                  FUND                  FUND            ADR FUND
JANUARY 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                   $595,100            $1,221,875            $  995,250            $301,051
  Repurchase agreements, at value                       --                    --                 127,000                --
  Unrealized appreciation (depreciation)              35,202               (56,442)              (34,707)                 17
                                                    --------            ----------            ----------            --------
    Total investments, at value                     $630,302            $1,165,433            $1,087,543            $301,068
  Cash                                                22,920                23,400                   193                 684
  Foreign currency, at value (identified cost,
    $3,155, $0, $0, and $0, respectively)              3,142                  --                    --                  --
  Receivable for investments sold                     25,374                25,240                30,402               1,646
  Interest and dividends receivable                      759                23,216                24,926                  14
                                                    --------            ----------            ----------            --------
    Total assets                                    $682,497            $1,237,289            $1,143,064            $303,412
                                                    --------            ----------            ----------            --------
Liabilities:
  Payable for investments purchased                 $ 30,607            $   25,113            $   25,110            $  1,727
  Payable to affiliates -
    Management fee                                        13                  --                    --                     9
  Accrued expenses and other liabilities                   5                  --                    --                     1
                                                    --------            ----------            ----------            --------
    Total liabilities                               $ 30,625            $   25,113            $   25,110            $  1,737
                                                    --------            ----------            ----------            --------
Net assets                                          $651,872            $1,212,176            $1,117,954            $301,675
                                                    ========            ==========            ==========            ========
Net assets consist of:
  Paid-in capital                                   $651,679            $1,256,250            $1,172,851            $300,200
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                 35,129               (56,442)              (34,707)                 17
  Accumulated undistributed net realized gain
    (loss) on investments and foreign currency
    transactions                                     (34,326)               13,209               (19,330)              1,542
  Accumulated (distributions in excess of) net
    investment income (loss)                            (610)                 (841)                 (860)                (84)
                                                    --------            ----------            ----------            --------
    Total                                           $651,872            $1,212,176            $1,117,954            $301,675
                                                    ========            ==========            ==========            ========
Shares of beneficial interest outstanding:
  Class A                                             66,626               126,668               118,097              30,020
  Class I                                                 20                    20                    20                --
                                                    --------            ----------            ----------            --------
    Total shares of beneficial interest
      outstanding                                     66,646               126,688               118,117              30,020
                                                    --------            ----------            ----------            --------
Net assets:
  Class A                                           $651,676            $1,211,984            $1,117,766            $301,675
  Class I                                             195.87                   192                   188                --
                                                    --------            ----------            ----------            --------
    Total net assets                                $651,872            $1,212,176            $1,117,954            $301,675
                                                    ========            ==========            ==========            ========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest
    outstanding)                                      $ 9.78                $ 9.57                $ 9.46              $10.05
                                                      ======                ======                ======              ======
  Offering price per share for European Equity
    Fund and International ADR Fund
    (100 / 94.25 of net asset value per share)
    and for High Yield Fund and Income Fund
    (100 / 95.25 of net asset value per share)        $10.38                $10.05                $ 9.94              $10.66
                                                      ======                ======                ======              ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets / shares of
    beneficial interest  outstanding)                 $ 9.79                $ 9.60                $ 9.40              $ --
                                                      ======                ======                ======              ======

On sales of $50,000, $100,000, $100,000, and $50,000, respectively, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
                                                    EUROPEAN
                                                      EQUITY            HIGH YIELD                INCOME        INTERNATIONAL
SIX MONTHS ENDED JANUARY 31, 2001                       FUND                  FUND                  FUND            ADR FUND*
-----------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                        $    418              $ 54,640              $ 51,658            $    238
    Dividends                                          2,564                 1,129                  --                    15
    Foreign taxes withheld                              (328)                  (17)                 --                  --
                                                    --------              --------              --------            --------
      Total investment income                       $  2,654              $ 55,752              $ 51,658            $    253
                                                    --------              --------              --------            --------
  Expenses -
    Management fee                                  $  2,408              $  3,723              $  3,236            $    270
    Shareholder servicing agent fee                      321                   623                   530                  27
    Distribution and service fee (Class A)              --                    --                    --                    95
    Administrative fee                                    41                    81                    94                   4
    Custodian fee                                      3,349                 1,869                 1,739                 417
    Printing                                           4,434                  --                   1,274               2,378
    Postage                                              175                   255                   264                  15
    Auditing fees                                      5,696                 5,196                 5,446               1,286
    Legal fees                                         2,663                 2,490                 2,055                 125
    Registration fees                                  2,000                  --                   2,472                 286
    Miscellaneous                                      1,024                   311                 1,241                 100
                                                    --------              --------              --------            --------
      Total expenses                                $ 22,111              $ 14,548              $ 18,351            $  5,003
    Fees paid indirectly                                (617)                 (125)                 (205)               --
    Reduction of expenses by investment adviser
      and/or distributor                             (18,283)              (14,423)              (18,146)             (4,666)
                                                    --------              --------              --------            --------
      Net expenses                                  $  3,211              $   --                $   --              $    337
                                                    --------              --------              --------            --------
        Net investment income (loss)                $   (557)             $ 55,752              $ 51,658            $    (84)
                                                    --------              --------              --------            --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                         $(32,959)             $ 37,141              $ (9,899)           $  1,542
    Foreign currency transactions                       (293)                 --                    --                  --
                                                    --------              --------              --------            --------
      Net realized gain (loss) on investments
        and foreign currency transactions           $(33,252)             $ 37,141              $ (9,899)           $  1,542
                                                    --------              --------              --------            --------
  Change in unrealized appreciation (depreciation) -
    Investments                                     $  6,723              $(29,635)             $  2,972            $     17
    Translation of assets and liabilities in
      foreign currencies                                  27                  --                    --                  --
                                                    --------              --------              --------            --------
      Net unrealized gain (loss) on investments
        and foreign currency translation            $  6,750              $(29,635)             $  2,972            $     17
                                                    --------              --------              --------            --------
        Net realized and unrealized gain (loss)
          on investments and foreign currency       $(26,502)             $  7,506              $ (6,927)           $  1,559
                                                    --------              --------              --------            --------
          Increase (decrease) in net assets from
            operations                              $(27,059)             $ 63,258              $ 44,731            $  1,475
                                                    ========              ========              ========            ========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through January 31, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------------
                                                      EUROPEAN EQUITY FUND                            HIGH YIELD FUND
                                             --------------------------------------        ---------------------------------
                                             SIX MONTHS ENDED         PERIOD ENDED      SIX MONTHS ENDED        PERIOD ENDED
                                             JANUARY 31, 2001       JULY 31, 2000*      JANUARY 31, 2001      JULY 31, 2000*
                                                  (UNAUDITED)                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                     $    (557)             $  5,157            $   55,752          $  105,594
  Net realized gain (loss) on investments
    and foreign currency transactions                (33,252)              139,643                37,141              74,872
  Net unrealized gain (loss) on
    investments and foreign currency
    translation                                        6,750                28,379               (29,635)            (26,807)
                                                   ---------              --------            ----------          ----------
      Increase (decrease) in net assets
        from operations                            $ (27,059)             $173,179            $   63,258          $  153,659
                                                   ---------              --------            ----------          ----------
Distributions declared to shareholders -
  From net investment income (Class A)             $  (4,126)             $   (852)           $  (55,171)         $ (105,578)
  From net investment income (Class I)                    (2)                   (1)                   (9)                (16)
  From net realized gain on investments
    and foreign currency transactions
    (Class A)                                       (136,645)               (4,246)              (70,920)            (27,868)
  From net realized gain on investments
    and foreign currency transactions
    (Class I)                                            (53)                   (2)                  (12)                 (4)
  In excess of net investment income
    (Class A)                                           --                    --                    --                (1,413)
  In excess of net investment income
    (Class I)                                           --                    --                    --                    (0)+
                                                   ---------              --------            ----------          ----------
      Total distributions declared to
        shareholders                               $(140,826)             $ (5,101)           $ (126,112)         $ (134,879)
                                                   ---------              --------            ----------          ----------
Net increase (decrease) in net assets
  from fund share transactions                     $ 142,367              $509,312            $ (193,925)         $1,450,175
                                                   ---------              --------            ----------          ----------
      Total increase (decrease) in net
        assets                                     $ (25,518)             $677,390            $ (256,779)         $1,468,955
Net assets:
  At beginning of period                             677,390                  --               1,468,955                --
                                                   ---------              --------            ----------          ----------
  At end of period                                 $ 651,872              $677,390            $1,212,176          $1,468,955
                                                   ---------              --------            ----------          ----------

Accumulated undistributed (distributions
  in excess of) net investment income
  included in net assets at end of period          $    (610)             $  4,075            $     (841)         $   (1,413)
                                                   =========              ========            ==========          ==========

* For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
+ Amount was less than $1.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                INTERNATIONAL
                                                                    INCOME FUND                                      ADR FUND
                                                     -------------------------------------------           ------------------
                                                         SIX MONTHS ENDED           PERIOD ENDED                 PERIOD ENDED
                                                         JANUARY 31, 2001         JULY 31, 2000*           JANUARY 31, 2001**
                                                              (UNAUDITED)                                         (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                $   51,658               $   92,871                    $    (84)
  Net realized gain (loss) on investments and
    foreign currency transactions                                 (9,899)                  (7,323)                      1,542
  Net unrealized gain (loss) on investments and
    foreign currency translation                                   2,972                  (37,679)                         17
                                                              ----------               ----------                    --------
      Increase in net assets from operations                  $   44,731               $   47,869                    $  1,475
                                                              ----------               ----------                    --------
Distributions declared to shareholders -
  From net investment income (Class A)                        $  (52,824)              $  (92,484)                   $   --
  From net investment income (Class I)                                (9)                     (18)                       --
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                         --                     (2,161)                       --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                         --                         (1)                       --
                                                              ----------               ----------                    --------
      Total distributions declared to shareholders            $  (52,833)              $  (94,664)                       --
                                                              ----------               ----------                    --------
Net increase in net assets from fund share
  transactions                                                $   77,823               $1,095,028                    $300,200
                                                              ----------               ----------                    --------
      Total increase in net assets                            $   69,721               $1,048,233                    $301,675
Net assets:
  At beginning of period                                       1,048,233                     --                          --
                                                              ----------               ----------                    --------
  At end of period                                            $1,117,954               $1,048,233                    $301,675
                                                              ----------               ----------                    --------
Accumulated undistributed (distributions in excess
  of) net investment income (loss) included in net
  assets at end of period                                     $     (860)              $      315                    $    (84)
                                                              ==========               ==========                    ========

 * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
** For the period from the commencement of the fund's investment operations, December 29, 2000, through January 31, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                                          EUROPEAN EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED          PERIOD ENDED      SIX MONTHS ENDED          PERIOD ENDED
                                         JANUARY 31, 2001        JULY 31, 2000*      JANUARY 31, 2001       JULY 31, 2000**
                                              (UNAUDITED)                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A                                     CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period              $13.21                $10.00                $13.22                $ 9.93
                                                   ------                ------                ------                ------
Income from investment operations# -
  Net investment income (loss)(S)                  $(0.01)               $ 0.10                $(0.01)               $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                (0.68)                 3.20                 (0.68)                 3.31
                                                   ------                ------                ------                ------
      Total from investment operations             $(0.69)               $ 3.30                $(0.69)               $ 3.38
                                                   ------                ------                ------                ------
Less distributions declared to shareholders -
  From net investment income                       $(0.07)               $(0.01)               $(0.07)               $(0.01)
  From net realized gain on investments and
    foreign currency transactions                   (1.99)                (0.08)                (1.99)                (0.08)
  In excess of net investment income and
    foreign currency transactions                   (0.01)                 --                   (0.01)                 --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    (0.67)                 --                   (0.67)                 --
                                                   ------                ------                ------                ------
      Total distributions declared to
        shareholders                               $(2.74)               $(0.09)               $(2.74)               $(0.09)
                                                   ------                ------                ------                ------
Net asset value - end of period                    $ 9.78                $13.21                $ 9.79                $13.22
                                                   ======                ======                ======                ======
Total return(+)                                     (4.01)%++             33.15%++              (4.01)%++             34.18%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         1.05%+                1.00%+                1.05%+                1.00%+
  Net investment income                             (0.17)%+               0.82%+               (0.07)%+               0.58%+
Portfolio turnover                                     47%                  143%                   47%                  143%
Net assets at end of period (000 Omitted)            $652                  $677                    $0+++                 $0+++

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays MFS a fee not greater than 0.25% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
        Net investment loss                        $(0.34)               $(0.68)               $(0.34)               $(0.76)
        Ratios (to average net assets):
          Expenses##                                 6.70%+                7.51%+                6.70%+                7.51%+
          Net investment loss                       (5.83)%+              (5.69)%+              (5.73)%+              (5.93)%+
  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
 ** For the period from the inception of Class I shares, August 4, 1999, through July 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                             HIGH YIELD FUND
---------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED          PERIOD ENDED      SIX MONTHS ENDED          PERIOD ENDED
                                         JANUARY 31, 2001        JULY 31, 2000*      JANUARY 31, 2001       JULY 31, 2000**
                                              (UNAUDITED)                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A                                     CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period              $10.13                $10.00                $10.15                $10.00
                                                   ------                ------                ------                ------
Income from investment operations# -
  Net investment income(S)                         $ 0.42                $ 0.81                $ 0.42                $ 0.81
  Net realized and unrealized gain on
    investments and foreign currency                 0.06                  0.34                  0.07                  0.36
                                                   ------                ------                ------                ------
      Total from investment operations             $ 0.48                $ 1.15                $ 0.49                $ 1.17
                                                   ------                ------                ------                ------
Less distributions declared to shareholders -
  From net investment income                       $(0.42)               $(0.80)               $(0.42)               $(0.80)
  From net realized gain on investments and
    foreign currency transactions                   (0.62)                (0.21)                (0.62)                (0.21)
  In excess of net investment income                 --                   (0.01)                 --                   (0.01)
                                                   ------                ------                ------                ------
      Total distributions declared to
        shareholders                               $(1.04)               $(1.02)               $(1.04)               $(1.02)
                                                   ------                ------                ------                ------
Net asset value - end of period                    $ 9.57                $10.13                $ 9.60                $10.15
                                                   ======                ======                ======                ======
Total return(+)                                      6.40%++              11.99%++               6.50%++              11.96%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         0.02%+                0.03%+                0.02%+                0.03%+
  Net investment income                              8.87%+                7.91%+                9.40%+                7.91%+
Portfolio turnover                                     36%                   83%                   36%                   83%
Net assets at end of period (000 Omitted)          $1,212                $1,469                    $0+++                 $0+++

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:
        Net investment income                      $ 0.31                $ 0.47                $ 0.34                $ 0.47
        Ratios (to average net assets):
          Expenses##                                 2.31%+                3.32%+                2.31%+                3.32%+
          Net investment income                      6.58%+                4.62%+                7.11%+                4.62%+
  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
 ** For the period from the inception of Class I shares, August 4, 1999, through July 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                               INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED          PERIOD ENDED      SIX MONTHS ENDED          PERIOD ENDED
                                         JANUARY 31, 2001        JULY 31, 2000*      JANUARY 31, 2001       JULY 31, 2000**
                                              (UNAUDITED)                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A                                     CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $ 9.55                $10.00                $ 9.52                $10.00
                                                   ------                ------                ------                ------
Income from investment operations# -
  Net investment income(S)                         $ 0.45                $ 0.89                $ 0.42                $ 0.87
  Net realized and unrealized loss on
    investments                                     (0.08)                (0.43                )(0.08                )(0.45)
                                                   ------                ------                ------                ------
      Total from investment operations             $ 0.37                $ 0.46                $ 0.34                $ 0.42
                                                   ------                ------                ------                ------
Less distributions declared to shareholders -
  From net investment income                       $(0.46)               $(0.89)               $(0.46)               $(0.88)
  In excess of net realized gain on
    investments                                      --                   (0.02)                 --                   (0.02)
                                                   ------                ------                ------                ------
      Total distributions declared to
        shareholders                               $(0.46)               $(0.91)               $(0.46)               $(0.90)
                                                   ------                ------                ------                ------
Net asset value - end of period                    $ 9.46                $ 9.55                $ 9.40                $ 9.52
                                                   ======                ======                ======                ======
Total return(+)                                      4.11%++               4.81%++               3.91%++               5.31%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         0.04%+                0.03%+                0.04%+                0.03%+
  Net investment income                              9.63%+                9.17%+                8.92%+                8.96%+
Portfolio turnover                                     37%                   83%                   37%                   83%
Net assets at end of period (000 Omitted)          $1,118                $1,048                    $0+++                 $0+++

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses in excess of 0.00% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:
        Net investment income                      $ 0.29                $ 0.55                $ 0.26                $ 0.53
        Ratios (to average net assets):
          Expenses##                                 3.42%+                3.55%+                3.42%+                3.55%+
          Net investment income                      6.25%+                5.65%+                5.54%+                5.44%+
  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
 ** For the period from the inception of Class I shares, August 4, 1999, through July 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                         INTERNATIONAL ADR FUND
-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                              JANUARY 31, 2001*
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------
                                                                        CLASS A
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $10.00
                                                                      ------
Income from investment operations# -
  Net investment loss(S)                                              $(0.00)+++
  Net realized and unrealized gain on investments and foreign
    currency                                                            0.05
                                                                      ------
      Total from investment operations                                $ 0.05
                                                                      ------

Less distributions declared to shareholders -
  From net investment income                                          $  --
                                                                      ------
      Total distributions declared to shareholders                    $  --
                                                                      ------
Net asset value - end of period                                       $10.05
                                                                      ======
Total return(+)                                                         0.50%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.24%+
  Net investment income                                                (0.30)%+
Portfolio turnover                                                         8%
Net assets at end of period (000 Omitted)                               $302

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service fees. In consideration, the fund pays MFS a fee not greater than 0.25% of the average daily net assets. In addition, the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
        Net investment loss                                           $(0.16)
        Ratios (to average net assets):
          Expenses##                                                   18.47%+
          Net investment loss                                         (17.53)%+
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through January 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS European Equity Fund, MFS High Yield Fund, MFS Income Fund, and MFS International ADR Fund (the funds) are each a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The MFS High Yield Fund and MFS Income Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The funds may enter into repurchase agreements with institutions that the funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The funds require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. The funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. The funds along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - Each fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the funds may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The funds may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the funds may enter into contracts with the intent of changing the relative exposure of the funds' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the funds will begin amortizing premiums on debt securities effective August 1, 2001. Prior to this date, the funds did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the funds. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period each fund's custodian fee was reduced under this arrangement. The MFS European Equity Fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the MFS European Equity Fund's custodian fees were reduced under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

                                                                  MFS EUROPEAN
                                                                   EQUITY FUND
------------------------------------------------------------------------------
Balance credits                                                           $167
Directed brokerage credits                                                 450
                                                                          ----
                                                                          $617
                                                                          ====

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The funds distinguish between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The funds have an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. For MFS High Yield Fund and MFS Income Fund, the management fee is computed daily and paid monthly at an annual rate of 0.60% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations. For MFS European Equity Fund the management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. For MFS International ADR Fund the management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets.

MFS European Equity Fund and MFS International ADR Fund have a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the funds' operating expenses, exclusive of management fee. The funds in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the funds' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At January 31, 2001, aggregate unreimbursed expenses amounted to $59,021, and $4,571 respectively.

The investment adviser has voluntarily agreed to pay the MFS High Yield Fund's and MFS Income Fund's operating expenses exclusive of management fees such that each funds' aggregate expenses do not exceed 0.00% of their average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The funds pay no compensation directly to their Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services for the funds.

Administrator - The funds have an administrative services agreement with MFS to provide the funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee at the following annual percentages of each fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the funds for the period ended January 31, 2001.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. For the MFS European Equity Fund, MFS High Yield Fund and MFS Income Fund, payment of the 0.10% per annum Class A distribution fee and the 0.25% per annum Class A service fee will commence on such a date as the Trustees of the Trust may determine. The distribution plan for the MFS International ADR Fund is currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A shares of the funds during the period ended January 31, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                        EUROPEAN
                                                          EQUITY      HIGH YIELD          INCOME   INTERNATIONAL
                                                            FUND            FUND            FUND        ADR FUND
----------------------------------------------------------------------------------------------------------------
Purchases                                               $302,239        $439,224        $355,809        $316,361
                                                        --------        --------        --------        --------
Sales                                                   $293,553        $723,648        $349,869        $ 23,852
                                                        --------        --------        --------        --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                                        EUROPEAN
                                                          EQUITY      HIGH YIELD          INCOME   INTERNATIONAL
                                                            FUND            FUND            FUND        ADR FUND
----------------------------------------------------------------------------------------------------------------
Aggregate cost                                          $596,174      $1,223,924      $1,122,250        $301,051
                                                        --------        --------        --------        --------
Gross unrealized appreciation                           $ 71,763      $  117,769      $   23,215        $  9,778
Gross unrealized depreciation                            (37,635)       (176,260)        (57,922)         (9,761)
                                                        --------        --------        --------        --------

    Net unrealized appreciation (depreciation)          $ 34,128      $  (58,491)     $  (34,707)       $     17
                                                        ========      ==========      ==========        ========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                   EUROPEAN EQUITY FUND             HIGH YIELD FUND
                                                  -----------------------      --------------------------
SIX MONTHS ENDED JANUARY 31, 2001                   SHARES         AMOUNT         SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                            147       $  1,723          --          $     --
Shares issued to shareholders in reinvestment
  of distributions                                  15,223        140,662         14,745          126,075
Shares reacquired                                       (1)           (18)       (33,023)        (320,000)
                                                   -------       --------        -------       ----------
                                                    15,369       $142,367)       (18,278)      $ (193,925)
                                                   =======       ========        =======       ==========

                                                       INCOME FUND             INTERNATIONAL ADR FUND*
                                                  -----------------------      --------------------------
SIX MONTHS ENDED JANUARY 31, 2001                   SHARES         AMOUNT         SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
  of distributions                                   5,720         52,823           --              --
Shares reacquired                                     --             --             --              --
                                                   -------       --------        -------       ----------
                                                     8,324       $ 77,823         30,020       $  300,200
                                                   =======       ========        =======       ==========
* For the period from the commencement of the fund's investment operations, December 29, 2000, through January 31, 2001.

                            EUROPEAN EQUITY FUND*            HIGH YIELD FUND*                  INCOME FUND*
                          -------------------------    ----------------------------    ----------------------------
PERIOD ENDED JULY 31, 2000    SHARES         AMOUNT         SHARES           AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                   58,525     $  599,003        131,921     $  1,317,652        100,020       $1,000,200
Shares issued to shareholders
  in reinvestment of
  distributions                  428          5,003         13,266          134,755          9,753           94,628
Shares reacquired             (7,696)       (94,892)          (241)          (2,432)          --               --
                             -------       --------       --------       ----------      ---------       ----------
    Net increase              51,257       $509,114        144,946       $1,449,975        109,773       $1,094,828
                             =======       ========       ========       ==========      =========       ==========
* For the period from the commencement of the funds' investment operations, August 3, 1999, through July 31, 2000.

Class I shares
For the six months ended January 31, 2001, there was no Class I activity for the funds.

                            EUROPEAN EQUITY FUND             HIGH YIELD FUND                   INCOME FUND
                          -------------------------    ----------------------------    ----------------------------
PERIOD ENDED JULY 31, 2000    SHARES         AMOUNT         SHARES           AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                       20       $    198             20       $      200             20       $      200
                             =======       ========       ========       ==========      =========       ==========
** For the period from the inception of Class I, August 4, 1999, through July 31, 2000.

(6) Line of Credit
The funds and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. There was no commitment fee allocated to the funds for the period ended January 31, 2001. The funds had no significant borrowings during the period.

(7) Financial Instruments
Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. For each fund there were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) Restricted Securities
MFS European Equity Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 2001, the MFS European Equity Fund owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.3% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The MFS European Equity Fund does not have the right to demand that such a security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

DESCRIPTION          DATE OF ACQUISITION      SHARES         COST         VALUE
-------------------------------------------------------------------------------
Acotel Group S.p.A.            9/18/2000          20       $2,270        $2,071
                                                                         ------

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) EUROPEAN EQUITY FUND
MFS(R) HIGH YIELD FUND
MFS(R) INCOME FUND
MFS(R) INTERNATIONAL ADR FUND


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INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


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(C)2001 MFS Investment Management.
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                     INC-3-Xb 03/01 1M